EXHIBIT 3.2

                          ANACONDA VENTURE CORPORATION

                                     BY-LAWS

                                       OF

                          ANACONDA VENTURE CORPORATION,

                            a California corporation

                                    ARTICLE I

                                     OFFICES
                                     -------

         Section 1.        PRINCIPAL EXECUTIVE OFFICE.
                           ---------------------------

         The Board of Directors is hereby granted full power and authority to fix and locate and to change the principal executive office of the Corporation from one location to another within or outside the State of California. If the principal executive office is located outside this state, and the Corporation has one or more business offices in this state, the Board of Directors shall fix and designate a principal business office in the State of California, the location of which principal business office shall be noted on the bylaws by the secretary, opposite this section, or this section may be amended to state the new location.

         Section 2.        OTHER OFFICES.
                           --------------

         Other business offices may at any time be established by the Board of Directors at any place or places within or outside the State of California.

                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS
                            ------------------------

         Section 1.        PLACE OF MEETINGS.
                           ------------------

         All annual or other meetings of shareholders shall be held at the principal executive office of the Corporation, or at any other place within or without the State of California which may be designated either by the Board of Directors or by the written consent of all persons entitled to vote thereat and not present at the meeting, given either before or after the meeting, and filed with the secretary of the Corporation.

         Section 2.        ANNUAL MEETINGS.
                           ----------------

         The annual meetings of shareholders shall be held on the 2nd Tuesday of May in each year at the Corporation's executive offices, or at such other date and/or time as shall be determined by the Board of Directors provided, however, that should said day fall upon a legal holiday, then any such annual meeting of shareholders shall be held at the same time and place on the next day thereafter ensuing which is a full business day. At such meetings directors shall be elected, reports of the affairs of the Corporation shall be considered, and any other business may be transacted which is within the powers of the shareholders.

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         Written   notice  of  each  annual  meeting  shall  be  given  to  each shareholder entitled to vote, either personally or by mail or other means of written communication, charges prepaid, addressed to such shareholder at his address appearing on the books of the Corporation or given by him to the Corporation for the purpose of notice. If any notice or report addressed to the shareholder at the address of such shareholder appearing on the books of the Corporation is returned to the Corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice or report to the shareholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available for the shareholder upon written demand of the shareholder at the principal executive office of the Corporation for a period of one (1) year from the date of the giving of the notice or report to all other shareholders. If a shareholder gives no address, notice shall be deemed to have been given if sent by mail or other means of written communication addressed to the place where the principal executive office of the Corporation is situated, or if published at least once in some newspaper of general circulation in the county in which said principal executive office is located.

         All such notices shall be given to each shareholder entitled thereto not less than ten (10) days nor more than sixty (60) days before each annual meeting. Any such notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication. An affidavit of mailing of any such notice in accordance with the foregoing provisions, executed by the secretary, assistant secretary or any transfer agent of the Corporation shall be prima facie evidence of the giving of notice.

         Such notices shall specify:

                  (i)      The place, the date, and the hour of such meeting;

                  (ii) Those matters which the board, at the time of the mailing of the notice, intends to present for action by the shareholders;

                  (iii) If directors are to be elected, the names of nominees intended at the time of the notice to be presented by management for election;

                  (iv) The general nature of a proposal, if any, to take action with respect to approval of, (i) a contract or other transaction with an interested director, (ii) amendment of the Articles of Incorporation, (iii) a reorganization of the Corporation as defined in
                           Section 181 of the General Corporation Law, (iv) voluntary dissolution of the Corporation, of (v) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, if any; and

                  (v) Such other matters, if any, as may be expressly required by statute.

         Section 3.        SPECIAL MEETINGS.
                           -----------------

         Special meetings of the shareholders, for the purpose of taking any action permitted by the shareholders under the General Corporation Law and the Articles of Incorporation of this Corporation, may be called at any time by the chairman of the board or the president, or by the Board of Directors, or by one

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or more shareholders holding not less than ten percent (10%) of the votes at the meeting. Upon request in writing that a special meeting of shareholders be called for any proper purpose, directed to the chairman of the board, president, vice president or secretary by any person (other than the board) entitled to call a special meeting of shareholders, the officer forthwith shall cause notice to be given to shareholders entitled to vote that a meeting will be held at a time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after receipt of the request. Except in special cases where other express provision is made by statute, notice of such special meetings shall be given in the same manner as for annual meetings of shareholders. In addition to the matters required by items (a) and, if applicable, (c) of the preceding Section, notice of any special meeting shall specify the general nature of the business to be transacted, and no other business may be transacted at such meeting.

         Section 4.        QUORUM.
                           -------

         The presence in person or by proxy of the persons entitled to vote a majority of the voting shares at any meeting shall constitute a quorum for the transaction of business. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

         Section 5.        ADJOURNED MEETING AND NOTICE THEREOF.
                           -------------------------------------

         Any shareholder's meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares, the holders of which are either present in person or represented by proxy thereat, but in the presence of a quorum no other business may thereafter be transacted at such meeting, except as provided in Section 4 above.

         When any shareholder's meeting, either annual or special, is adjourned for forty-five (45) days or more, or if after adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given as in the case of an original meeting. Except as provided above, it shall not be necessary to give any notice of the time and place of the adjourned meeting or of the business to be transacted thereat, other than by announcement of the time and place thereof at the meeting at which such adjournment is taken.

         Section 6.        VOTING.
                           -------

         Unless a record  date  for  voting  purposes  be fixed as  provided  in
Section 1 of Article VI of these bylaws then, subject to the provisions of Sections 701 through 704, inclusive, of the Corporations Code of California (relating to voting of shares held by a fiduciary, in the name of a Corporation, or in joint ownership), only persons in whose names shares entitled to vote stand on the stock records of the Corporation at the close of business on the business day next preceding the day on which the meeting of shareholders is held shall be entitled to vote at such meeting, and such day shall be the record date for such meeting. Such vote may be viva voce or by ballot; provided, however, that all elections for directors must be by ballot upon demand made by a shareholder at any election and before the voting begins. If a quorum is present, except with respect to election of directors, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on any matter shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by the General Corporation Law or the Articles of Incorporation. Subject to the requirements of the next sentence, every shareholder entitled to vote at any election for directors shall have the right to cumulate his votes and give one candidate a number of votes equal to

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the number of directors to be elected multiplied by the number of votes to which his shares are entitled, or to distribute his votes on the same principle among as many candidates as he shall think fit. No shareholder shall be entitled to cumulate votes unless the name of the candidate or candidates for whom such votes would be cast has been placed in nomination prior to the voting and any shareholder has given notice at the meeting prior to the voting, of such shareholder's intention to cumulate his votes. The candidates receiving the highest number of votes of shares entitled to be voted for them, up to the number of directors to be elected, shall be elected.

         Section 7.        VALIDATION OF DEFECTIVELY CALLED OR NOTICED MEETINGS.
                           ----------------------------------------------------

         The transactions of any meeting of shareholders, either annual or special, however called and noticed, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, or who, though present, has, at the beginning of the meeting, not properly objected to the transaction of any business because the meeting was not lawfully called or convened, or to particular matters of business legally required to be included in the notice, but not so included, signs a written waiver of notice, or a consent to the holding of such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

         Section 8.        ACTION WITHOUT MEETING.
                           -----------------------

         Directors may be elected without a meeting by a consent in writing, setting forth the action so taken, signed by all of the persons who would be entitled to vote for the election of directors, provided that, without notice except as hereinafter set forth, a director may be elected at any time by the written consent of persons holding a majority of the outstanding shares entitled to vote for the election of directors to fill a vacancy on the Board of Directors that has not been filled by the directors.

         Any other action which, under any provision of the California General Corporation Law, may be taken at a meeting of the shareholders, may be taken without a meeting, and without notice except as hereinafter set forth, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Unless the consents of all shareholders entitled to vote have been solicited in writing:

                  (vi) Notice of any proposed shareholder approval of, (i) a contract or other transaction with an interested director, (ii) indemnification of any person authorized by Section 15 of Article III of these bylaws, (iii) a reorganization of the Corporation as defined in Sec tion 181 of the General Corporation Law, or (iv) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, if any, without a meeting by less than unanimous written consent, shall be given at least ten (10) days before the consummation of the action authorized by such approval; and

                  (vii) Prompt notice shall be given of the taking of any other corporate action approved by shareholders without a meeting by less than unanimous written consent, to those shareholders entitled to vote who have not consented in writing. Such notices shall be given in the manner and shall be deemed to have been given as provided in Section 2 of Article II of these bylaws.

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         Unless,  as  provided in Section 1 of Article VI of these  bylaws,  the
Board of Directors has fixed a record date for the determination of shareholders entitled to notice of and to give such written consent, the record date for such determination shall be the day on which the first written consent is given. All such written consents shall be filed with the secretary of the Corporation.

         Any shareholder giving a written consent, or the shareholder's proxyholders, or a transferee of the shares or a personal representative of the shareholder or their respective proxyholders, may revoke the consent by a writing received by the Corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the secretary of the Corporation, but may not do so thereafter. Such revocation is effective upon its receipt by the secretary of the Corporation.

         Section 9.        PROXIES.
                           --------

         Every person entitled to vote or execute consents shall have the right to do so either in person or by one (1) or more agents authorized by a written proxy executed by such person or his duly authorized agent and filed with the secretary of the Corporation. Any proxy duly executed is not revoked and continues in full force and effect until, (i) an instrument revoking it or a duly executed proxy bearing a later date is filed with the secretary of the Corporation prior to the vote pursuant thereto, (ii) the person executing the proxy attends the meeting and votes in person, or (iii) written notice of the death or incapacity of the maker of such proxy is received by the Corporation before the vote pursuant thereto is counted; provided that no such proxy shall be valid after the expiration of eleven (11) months from the date of its execution, unless the person executing it specified therein the length of time for which such proxy is to continue in force.

         Section 10.       INSPECTORS OF ELECTION.
                           -----------------------

         In advance of any meeting of shareholders, the Board of Directors may appoint any persons other than nominees for office as inspectors of election to act at such meeting or any adjournment thereof. If inspectors of election be not so appointed, the chairman of any such meeting may, and on the request of any shareholder or his proxy shall, make such appointment at the meeting. The number of inspectors shall be either one (1) or three (3). If appointed at a meeting on the request of one (1) or more shareholders or proxies, the majority of shares represented in person or by proxy shall determine whether one (1) or three (3) inspectors are to be appointed. In case any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may, and on the request of any shareholder or a shareholder's proxy shall, be filled by appointment by the Board of Directors in advance of the meeting, or at the meeting by the chairman of the meeting.

         The duties of such inspectors shall be as prescribed by Section 707 of the General Corporation Law and shall include: determining the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies; receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining when the polls shall close; determining the result; and such acts as may be proper to conduct the election or vote with fairness to all shareholders. In the determination of the validity and effect of proxies, the dates contained on the forms of proxy shall presumptively determine the order of execution of the proxies, regardless of the postmark dates on the envelopes in which they are mailed.

         The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three (3) inspectors of election, the decision, act or certificate

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of a majority is effective in all respects as the decision,  act or  certificate of all. Any report or certificate made by the inspectors of election is Prima facie evidence of the facts stated therein.

                                   ARTICLE III

                                    DIRECTORS
                                    ---------

         Section 1.        POWERS.
                           -------

         Subject to limitations in the Articles of Incorporation and to the provisions of the California General Corporation Law as to action to be authorized or approved by the shareholders or by the outstanding shares, and subject to the duties of directors as prescribed by the bylaws, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be controlled by, the Board of Directors. Without prejudice to such general powers, but subject to the same provisions and limitations, it is hereby expressly declared that the directors shall have the following powers, to wit:

         First - To select and remove all the officers, agents and employees of the Corporation, prescribe such powers and duties for them as may not be inconsistent with law, with the Articles of Incorporation or the bylaws, fix their compensation and require security for faithful service.

         Second -To conduct, manage and control the affairs and business of the Corporation, and to make such rules and regulations therefor not inconsistent with law, or with the Articles of Incorporation or the bylaws, as they may deem best.

         Third - To change the principal executive office and principal office for the transaction of the business of the Corporation from one location to another as provided in Article I, Section 1, hereof; to fix and locate from time to time one or more subsidiary offices of the Corporation within or without the State of California, as provided in Article I, Section 2, hereof; to designate any place within or without the State of California to hold shareholders' meeting or meetings; and to adopt, make and use a corporate seal, and to prescribe the forms of certificates from time to time, as in their judgment they may deem best, provided such seal and such certificates shall at all times comply with the provisions of law.

         Fourth -To authorize the issue of shares of stock of the Corporation from time to time, upon such terms as may be lawful.

         Fifth - To borrow money and incur indebtedness for the purposes of the Corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations or other evidence of debt and securities therefor.

         Sixth - By resolution adopted by a majority of the authorized number of directors, to designate an executive and other committees, each consisting of one (1) or more directors, to serve at the pleasure of the board, and to prescribe the manner in which proceedings of such committee shall be conducted. Unless the Board of Directors shall otherwise prescribe the manner of proceedings of any such committee, meetings of such committee may be regularly scheduled in advance and may be called at any time by any member thereof; otherwise, the provisions of these bylaws with respect to notice and conduct of meetings of the board shall govern. Any such committee, to the extent provided in a resolution of the board, shall have all of the authority of the board, except with respect to:

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                  (i)      The  approval  of any  action  for which the  General
                           Corporation Law or the Articles of Incorporation also require shareholder approval;

                  (ii) The filling of vacancies on the board or in any committee;

                  (iii) The fixing of compensation of the directors for serving on the board or on any committee;

                  (iv)     The adoption, amendment or repeal of bylaws;

                  (v) The amendment or repeal of any resolution of the board;

                  (vi) Any distribution to the shareholders, except at a rate or in a periodic amount or within a price range determined by the board; and

                  (vii) The appointment of other committees of the board or the members thereof.

         Section 2.        NUMBER AND QUALIFICATION OF DIRECTORS.
                           --------------------------------------

         The authorized number of directors of the Corporation shall be not less than one (1) nor more than five (5). The exact number of authorized directors shall be two (2) until changed, within the limits specified above, by a bylaw amending this section, duly adopted by the board of directors or by the shareholders. The maximum or minimum number of directors cannot be changed nor can a fixed number be substituted for the maximum and minimum numbers, except by a duly adopted amendment to the articles of incorporation or by an amendment to this bylaw duly approved by a majority of the outstanding shares entitled to vote.

         Section 3.        ELECTION AND TERM OF OFFICE.
                           ----------------------------

         The directors shall be elected at each annual meeting of shareholders but, if any such annual meeting is not held or the directors are not elected thereat, the directors may be elected at any special meeting of shareholders held for that purpose. All directors shall hold office until their respective successors are elected, subject to the General Corporation Law and the provisions of these bylaws with respect to vacancies on the board.

         Section 4.        VACANCIES.
                           ----------

         A vacancy in the Board of Directors shall be deemed to exist in case of the death, resignation or removal of any director, if a director has been declared of unsound mind by order of court or convicted of a felony, if the authorized number of directors be increased, or if the shareholders fail, at any annual or special meeting of shareholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at that meeting.

         Vacancies in the Board of Directors, except for a vacancy created by the removal of any directors, may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, and each director so elected shall hold office until his successor is selected at an annual or a special meeting of the shareholders. A vacancy in the Board of Directors created by the removal of a director may only be filled by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares.


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         The  shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors. Any such election by written consent shall require the consent of holders of a majority of the outstanding shares entitled to vote.

         Any director may resign effective upon giving written notice to the chairman of the board, the president, the secretary or the Board of Directors of the Corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the Board of Directors accepts the resignation of a director tendered to take effect at a future time, the board or the shareholders shall have the power to elect a successor to take office when the resignation is to become effective.

         No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his term of office.

         Section 5.        PLACE OF MEETINGS AND MEETINGS BY TELEPHONE.
                           --------------------------------------------

         Regular meetings of the Board of Directors shall be held at any place within or without the State of California which has been designated from time to time by resolution of the board or by written consent of all members of the board. In the absence of such designation, regular meetings shall be held at the principal executive office of the Corporation. Special meetings of the board may be held either at a place so designated or at the principal executive office of the Corporation. Any meeting, regular or special, may be held by conference, telephone or similar communications equipment, so long as all directors participating in the meeting can hear one another and all such directors shall be deemed to be present at the meeting.

         Section 6.        ANNUAL MEETING.
                           ---------------

         Immediately following each annual meeting of shareholders, the Board of Directors shall hold a regular meeting at the place of said annual meeting or at such other place as shall be fixed by the Board of Directors, for the purpose of organization, election of officers, and the transaction of other business. Call and notice of such meetings are hereby dispensed with.

         Section 7.        OTHER REGULAR MEETINGS.
                           -----------------------

         Other regular meetings of the Board of Directors shall be held without call at such time as shall from time to time be fixed by the Board of Directors. Such regular meetings may be held without notice.

         Section 8.        SPECIAL MEETINGS.
                           -----------------

         Special meetings of the Board of Directors for any purpose or purposes shall be called at any time by the chairman of the board, the president, any vice president, the secretary or by any two (2) directors.

         Written notice of the time and place of special meetings shall be delivered personally to each director or communicated to each director by telephone, or by telegraph or mail, charges prepaid, addressed to him at his address as it is shown upon the records of the Corporation or, if it is not so shown on such records or is not readily ascertainable, at the place at which the meetings of the directors are regularly held. In case such notice is mailed or telegraphed, it shall be deposited in the United States mail or delivered to the

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telegraph  company in the place in which the principal  executive  office of the
Corporation is located at least forty-eight (48) hours prior to the time of the holding of the meeting. In case such notice is delivered, personally or by telephone, as above provided, it shall be so delivered at least twenty-four (24) hours prior to the time of the holding of the meeting. Such mailing, telegraphing or delivery, personally or by telephone, as above provided, shall be due, legal and personal notice to such director.

         Any notice shall state the date, place and hour of the meeting and the general nature of the business to be transacted, and no other business may be transacted at the meeting.

         Section 9.        ACTION WITHOUT MEETING.
                           -----------------------

         Any action by the Board of Directors may be taken without a meeting if all the members of the board shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the board and shall have the same force and effect as a unanimous vote of such directors.

         Section 10.       ACTION AT A MEETING:QUORUM AND REQUIRED VOTE.
                           ---------------------------------------------

         Presence of a majority of the authorized number of directors at a meeting of the Board of Directors constitutes a quorum for the transaction of business, except as hereinafter provided. Members of the board may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another. Participation in a meeting as permitted in the preceding sentence constitutes presence in person at such meeting. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors, unless a greater number, or the same number after disqualifying one (1) or more directors from voting, is required by law, by the Articles of Incorporation, or by these bylaws. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of a director, provided that any action taken is approved by at least a majority of the required quorum for such meeting.

         Section 11.       VALIDATION OF DEFECTIVELY CALLED OR NOTICED MEETINGS.
                           ----------------------------------------------------

         The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum is present and if, either before or after the meeting, each of the directors not present or who, though present, has prior to the meeting or at its commencement, protested the lack of proper notice to him, signs a written waiver of notice or a consent to holding such meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

         Section 12.       ADJOURNMENT.
                           ------------

         A quorum of the directors may adjourn any directors' meeting to meet again at a stated day and hour; provided, however, that in the absence of a quorum, a majority of the directors present at any directors' meeting, either regular or special, may adjourn from time to time until the time fixed for the next regular meeting of the board.

         Section 13.       NOTICE OF ADJOURNMENT.
                           ----------------------

         If the meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of adjournment. Otherwise, notice of the time and place of holding an adjourned meeting need not be given to absent directors if the time and place be fixed at the meeting adjourned.

         Section 14.       FEES AND COMPENSATION.
                           ----------------------

         Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by resolution of the board.

         Section 15.       INDEMNIFICATION OF AGENTS OF THE CORPORATION;PURCHASE
                           -----------------------------------------------------
                           OF LIABILITY INSURANCE.
                           -----------------------

                  (i) Upon and in the event of a determination by the Board of Directors of this Corporation, this Corporation shall have the power to indemnify any person who is or was a director, officer, employee, or other agent of this Corporation or of its predecessor, or is or was serving as such of another Corporation, partnership, joint venture, trust, or other enterprise, at the request of this Corporation against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any threatened, pending, or completed action or proceeding, whether civil, criminal, administrative, or investigative, to the fullest extent permitted under law, including, but not limited to, Section 317 of the California Corporations Code, as that Section now exists or may hereafter from time to time be amended to provide.

                  (iii) Upon and in the event of a determination by the Board of Directors of this Corporation to purchase liability insurance, this Corporation shall have the power to purchase and maintain insurance on behalf of any agent of the Corporation against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such whether or not this Corporation would have the power to indemnify the agent against such liability under the provisions of this section.

                                   ARTICLE IV

                                    OFFICERS
                                    --------

         Section 1.        OFFICERS.
                           ---------

         The officers of the Corporation shall be a president, a secretary and a chief financial officer. The Corporation may also have, at the discretion of the Board of Directors, a chairman of the board, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article. Any number of offices may be held by the same person.

         Section 2.        ELECTION.
                           ---------

         The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article, shall be chosen annually by the Board of Directors, and each such officer shall hold office until he shall resign or shall be removed or otherwise disqualified to serve, or his successor shall be elected and qualified.

         Section 3.        SUBORDINATE OFFICERS,  ETC.
                           ---------------------  ----

         The Board of Directors may appoint, and may empower the president to appoint, such other officers as the business of the Corporation may require, each of whom shall hold office, for such period, have such authority and perform such duties as are provided in the bylaws or as the Board of Directors may from time to time determine.

         Section 4.        REMOVAL AND RESIGNATION.
                           ------------------------

         Any officer may be removed, either with or without cause, by the Board of Directors, at any regular or special meeting thereof, or, except in case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors (subject, in each case, to the rights, if any, of an officer under any contract of employment).

         Any officer may resign at any time by giving written notice to the Board of Directors or to the president, or to the secretary of the Corporation, without prejudice, however, to the rights, if any, of the Corporation under any contract to which such officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         Section 5.        VACANCIES.
                           ----------

         A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the bylaws for regular appointment to such office.

         Section 6.        CHAIRMAN OF THE BOARD.
                           ----------------------

         The chairman of the board, if there shall be such an officer, shall, if present, preside at all meetings of the Board of Directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by the bylaws.

         Section 7.        PRESIDENT.
                           ----------

         Subject to such supervisory powers, if any, as may be given by the Board of Directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the Corporation. He shall preside at all meetings of the shareholders and, in the absence of the chairman of the board, or if there be none, at all meetings of the Board of Directors. He shall be ex officio a member of all the standing committees, including the executive committee, if any, and shall have the general powers, and duties of management usually vested in the office of president of a Corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or the bylaws.

         Section 8.        VICE PRESIDENT.
                           ---------------

         In the absence or disability of the president, the vice presidents in order of their rank as fixed by the Board of Directors or, if not ranked, the vice president designated by the Board of Directors, shall perform all the duties of the president, and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the powers of the president and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or the bylaws.

         Section 9.        SECRETARY.
                           ----------

         The secretary shall record or cause to be recorded, and shall keep or cause to be kept, at the principal executive office and such other place as the Board of Directors may order, a book of minutes of actions taken at all meetings of directors and shareholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors' meetings, the number of shares present or represented at shareholders' meetings and the proceedings thereof.

         The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the Corporation's transfer agent, a share register, or a duplicate share register, showing the names of the shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

         The secretary shall give, or cause to be given, notice of all the meetings of the shareholders and of the Board of Directors required by the bylaws or by law to be given, and he shall keep the seal of the Corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by the bylaws.

         Section 10.       CHIEF FINANCIAL OFFICER.
                           ------------------------

         The chief financial officer, who shall also be deemed to be the treasurer when a treasurer may be required, shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and shares. Any surplus, including earned surplus, paid-in surplus and surplus arising from a reduction of stated capital, shall be classified according to source and shown in a separate account. The books of account shall at all reasonable times be open to inspection by any director.

         The chief financial officer shall deposit all moneys and other valuables in the names and to the credit of the Corporation with such depositories as may be designated by the Board of Directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as treasurer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the bylaws.

                                    ARTICLE V

                               RECORDS AND REPORTS
                               -------------------

         Section 1.       MAINTENANCE AND INSPECTION OF SHARE REGISTER.
                          --------------------------------------------

         The Corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed, and as determined by resolution of the Board of Directors, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each shareholder.

         A shareholder or shareholders of the Corporation holding at least five percent (5%) in the aggregate of the outstanding voting shares of the Corporation may (i) inspect and copy the records of shareholders' names and addresses and shareholdings during usual business hours on five (5) days prior written demand on the Corporation, and (ii) obtain from the transfer agent of the Corporation on written demand and on the tender of such transfer agent's usual charges for such list, a list of the shareholders' names and addresses, who are entitled to vote for the election of directors, and their shareholdings, as of the most recent record date for which that list has been compiled or as of a date specified by the shareholder after the date of demand. This list shall be made available to any such shareholder by the transfer agent on or before the later of five (5) days after the demand is received or the date specified in the demand as the date as of which the list is to be compiled. The record of shareholders shall also be open to inspection on the written demand of any shareholder or holder of a voting trust certificate, at any time during usual business hours, for a purpose reasonably related to the holder's interest as a shareholder or as the holder of a voting trust certificate. Any inspection and copying under this Section 1 may be made in person or by an agent or attorney of the shareholder or holder of a voting trust certificate making the demand.

         Section 2.       MAINTENANCE AND INSPECTION OF BYLAWS.
                          -------------------------------------

         The Corporation shall keep at its principal executive office, or if its principal executive office is not in the State of California, at its principal business office in this State, the original or a copy of the bylaws as amended to date, which shall be open to inspection by the shareholders at all reasonable times during office hours. If the principal executive office of the Corporation is outside the State of California and the Corporation has no principal business office in this state, the Secretary shall, upon the written request of any shareholder, furnish to that shareholder a copy of the bylaws as amended to date.

         Section 3.       MAINTENANCE AND INSPECTION OF OTHER CORPORATE RECORDS.
                          -----------------------------------------------------

         The accounting books and records and minutes of proceedings of the shareholders and the Board of Directors and any committee or committees of the Board of Directors shall be kept at such place or places designated by the Board of Directors, or, in the absence of such designation, at the principal executive office of the Corporation. The minutes shall be kept in written form or any other form capable of being converted into written form. The minutes and accounting books and records shall be open to inspection upon the written demand of any shareholder or holder of a voting trust certificate, at any reasonable time during usual business hours, for a purpose reasonably related to the holder's interests as a shareholder or as the holder of a voting trust certificate. The inspection may be made in person or by an agent or attorney, and shall include the right to copy and make extracts. These rights of inspection shall extend to the records of each subsidiary Corporation of the Corporation.

         Section 4.        INSPECTION BY DIRECTORS.
                           ------------------------

         Every director shall have the absolute right at any reasonable time to inspect all books, records, and documents of every kind and the physical properties of the Corporation and each of its subsidiary Corporations. This inspection by a director may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents.

         Section 5.        ANNUAL REPORT TO SHAREHOLDERS.
                           ------------------------------

         The Board of Directors of the Corporation shall not be required to cause an annual report to be sent to the shareholders pursuant to Section 1501 of the California Corporations Code so long as there are less than one hundred
(100) holders of record of its shares (determined as provided in Section 605 of the California Corporations Code). If the Board of Directors so resolves, by a vote of a majority of the directors, the Board of Directors shall cause an annual report to be sent to the shareholders not later than one hundred twenty
(120) days after the close of the fiscal or calendar year. Such report shall contain a balance sheet as of the end of such fiscal year and an income statement of changes in financial position for such fiscal year, accompanied by any report thereon of independent accountants, or, if there is no such report, the certificate of an authorized officer of the Corporation that such statements were prepared without audit from the books and records of the Corporation. Nothing herein shall be interpreted as prohibiting the Board of Directors from issuing other periodic reports to the shareholders of the Corporation as the Board of Directors considers appropriate.

         Section 6.        FINANCIAL STATEMENTS.
                           ---------------------

         A copy of any annual financial statement and any income statement of the Corporation for each quarterly period of each fiscal year, and any accompanying balance sheet of the Corporation as of the end of each such period, that has been prepared by the Corporation shall be kept on file in the principal executive office of the Corporation for twelve (12) months and each such statement shall be exhibited at all reasonable times to any shareholder demanding an examination of any such statement or a copy shall be mailed to any such shareholder.

         If a shareholder or shareholders holding at least five percent (5%) of the outstanding shares of any class of stock of the Corporation makes a written request to the Corporation for an income statement of the Corporation for the three-month, six-month or nine-month period of the then current fiscal year ended more than thirty (30) days before the date of the request, and a balance sheet of the Corporation as of the end of that period, the chief financial officer shall cause that statement to be prepared, if not already prepared, and shall deliver personally or mail that statement or statements to the person making the request within thirty (30) days after receipt of the request. If the Corporation has not sent to the shareholders its annual report for the last fiscal year, this report shall likewise be delivered or mailed to the shareholder or shareholders within thirty (30) days after the request.

         The quarterly income statements and balance sheets referred to in this section shall be accompanied by the report of the independent accountants if any, engaged by the Corporation or the certificate of an authorized officer of the Corporation that the financial statements were prepared without audit from the books and records of the Corporation.

                                   ARTICLE VI

                            GENERAL CORPORATE MATTERS
                            -------------------------

         Section 1.        RECORD DATE.
                           ------------

         The Board of Directors may fix a time in the future as a record date for the determination of the shareholders entitled to notice of and to vote at any meeting of shareholders or entitled to give consent to corporate action in writing without a meeting, to receive any report, to receive any dividend or distribution, or any allotment of rights, or to exercise rights in respect to any change, conversion, or exchange of shares. The record date so fixed shall be not more than sixty (60) days prior to any other event for the purposes of which it is fixed. When a record date is so fixed, only shareholders of record on that date are entitled to notice of and to vote at any such meeting, to give consent without a meeting, to receive any report, to receive a dividend, distribution, or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date, except as otherwise provided in the Articles of Incorporation or bylaws.

         Section 2.        CHECKS, DRAFTS, ETC..
                           ---------------------

         All checks, drafts or other orders for payment of money, notices or other evidences of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board of Directors.

         Section 3.        CORPORATE CONTRACTS AND INSTRUMENTS; HOW EXECUTED.
                           -------------------------------------------------

         The Board of Directors, except as otherwise provided in the bylaws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances; and, unless so authorized by the Board of Directors, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or to any amount.

         Section 4.        CERTIFICATE FOR SHARES.
                           -----------------------

         Every holder of shares in the Corporation shall be entitled to have a certificate signed in the name of the Corporation by the chairman or vice chairman of the board or the president or vice president and by the chief financial officer or an assistant treasurer or the secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

         Any such certificate shall also contain such legend or other statement as may be required by the California General Corporation Law, the Corporate Securities Law of 1968, the federal securities laws, and any agreement between the Corporation and the issuee thereof.

         Certificates for shares may be issued prior to full payment under such restrictions and for such purposes as the Board of Directors or the bylaws may provide; provided, however, that any such certificate so issued prior to full payment shall state on the face thereof the amount remaining unpaid and the terms of payment thereof.

         No new certificate for shares shall be issued in lieu of an old certificate unless the latter is surrendered and canceled at the same time; provided, however, that a new certificate will be issued without the surrender and cancellation of the old certificate if (1) the old certificate is lost, apparently destroyed or wrongfully taken; (2) the request for the issuance of the new certificate is made with in a reasonable time after the owner of the old certificate has notice of its loss, destruction, or theft; (3) the request for the issuance of a new certificate is made prior to the receipt of notice by the Corporation that the old certificate has been acquired by a bona fide purchaser;
(4) the owner of the old certificate files a sufficient indemnity bond with or provides other adequate security to the Corporation; and (5) the owner satisfies any other reasonable requirements imposed by the Corporation.

         Section 5.        REPRESENTATION OF SHARES OF OTHER CORPORATIONS.
                           ----------------------------------------------

         The president or any vice president and the secretary or any assistant secretary of this Corporation are authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this Corporation. The authority herein granted to said officers to vote or represent on behalf of this Corporation any and all shares held by this Corporation in any other corporation or corporations may be exercised either by such officers in person or by any other person authorized to do so by proxy or power of attorney duly executed by said officers.

         Section 6.        CONSTRUCTION AND DEFINITIONS.
                           -----------------------------

Unless the context otherwise requires, the general provisions, rules of construction and definitions contained in the California General Corporation Law shall govern the construction of these bylaws. Without limiting the generality of the foregoing, the masculine gender includes the feminine and neuter, the singular number includes the plural and the plural number includes the singular, and the term "person" includes a Corporation as well as a natural person.

                                   ARTICLE VII

                                   AMENDMENTS
                                   ----------

         Section 1.        POWER OF SHAREHOLDERS.
                           ----------------------

         New bylaws may be adopted or these bylaws may be amended or repealed by the affirmative vote of a majority of the outstanding shares entitled to vote, or by the written assent of the shareholders entitled to vote such shares, except as otherwise provided by law or by the Articles of Incorporation; provided, however, that if the Articles of Incorporation set forth the number of authorized directors of the Corporation the authorized number of directors may be changed only by an amendment of the Articles of Incorporation.

         Section 2.        POWER OF DIRECTORS.
                           -------------------

         Subject to the right of  shareholders  as provided in Section 1 of this
Article VII to adopt, amend or repeal bylaws, other than a bylaw or amendment thereof changing the authorized number of directors, may be adopted, amended or repealed by the Board of Directors.